Exhibit 10.1





                               CAPITAL TRUST, INC.

                           SECOND AMENDED AND RESTATED

                       1997 LONG-TERM INCENTIVE STOCK PLAN





                                           Amended and restated by the Board of
                                           Directors on
                                           December 31, 2004


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                               CAPITAL TRUST, INC.
                           SECOND AMENDED AND RESTATED
                       1997 LONG-TERM INCENTIVE STOCK PLAN


                 ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

         1.1 Establishment of the Plan. On May 23, 1997, the Board of Trustees of Capital Trust, a California business trust (the "Predecessor"), the predecessor of Capital Trust, Inc., a Maryland corporation (the "Company") adopted, subject to the approval of shareholders, an incentive share compensation plan known as the "1997 Long-Term Incentive Share Plan," which permits the grant of Incentive Share Options, Nonqualified Share Options, Share Appreciation Rights, Restricted Shares, Performance Units, Performance Shares and Share Units. The plan became effective upon shareholder approval on July 15, 1997 and was amended by Amendment No. 1 effective on that date which changed all references to "California Real Estate Investment Trust" in the plan to "Capital Trust." On May 11, 1998, the Board of Trustees of the Predecessor adopted, subject to the approval of shareholders, the "Amended and Restated 1997 Long-Term Incentive Share Plan" which amended and restated the original plan. The amended and restated plan became effective upon shareholder approval on January 28, 1999. Upon consummation of the reorganization of the Predecessor into the Company on January 28, 1999 after such shareholder approval was obtained, the Company succeeded to and assumed the amended and restated plan. On January 28, 1999, the amended and restated plan was further amended, effective on that date to change all references to "Capital Trust" to "Capital Trust, Inc." and make additional technical revisions that reflect the different capital and governance structure of the Company. On December 31, 2004, the Board of Directors amended and restated the plan (hereinafter referred to as the "Plan") in order to provide the Committee with discretion to confirm the Plan and its Awards with Section 409A of the Code. The terms of the Plan are set forth herein.

         The Plan is designed to comply with the performance-based compensation exemption under the proposed regulations to Internal Revenue Code Section 162(m) issued by the Department of Treasury.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Eligible Individuals that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Eligible Individuals upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

         1.3 Duration of the Plan. The Plan became effective on July 15, 1997 and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 hereof, until all Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after July 15, 2007.


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                    ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "Amended and Restated Director Stock Plan" means the Second Amended and Restated 1997 Non-Employee Director Stock Plan of the Company.

         (b) "Award" or "Awards" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Stock or Stock Units.

         (c) "Award Agreement" means the agreement required under Article 3 hereof evidencing an Award under this Plan.

         (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (e) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (f)      "Cause" means the occurrence of any one of the following:

                  (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's becoming Disabled), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

                  (ii)     the Participant's  conviction for committing a felony
                           in   connection   with  the   employment  or  service
                           relationship; or

                  (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief, that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.

         (g) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (i) any Person (other than Veqtor Finance Company, LLC or its affiliates as that term is defined under the rules and regulations promulgated under the


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                           Exchange  Act, a trustee or other  fiduciary  holding
                           securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of 20% or more of the Voting Securities of the Company;

                  (ii) the Board shall at any time consist of a majority of individuals (the "New Majority") who were elected or appointed Directors of the Company without the approval of a majority of the Directors either (A) in office prior to the election or appointment of the first of the Directors comprising the New Majority, or (B) appointed by or elected with the approval of such Directors; or

                  (iii) the Stockholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the Voting Securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

                  However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the combined voting power of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

         (h) "Class B Common Stock" means the class B common stock, $.01 par value, in the Company.

         (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (j) "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article 3 hereof.

         (k) "Common Stock" means the class A common stock, $.01 par value, in the Company.


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         (l)      "Company" means Capital Trust Inc., a Maryland corporation, or any successor thereto.

         (m) "Convertible Securities" means the Common Stock, the Class B Common Stock, the Preferred Stock and any securities issued by the Company or any subsidiary thereof in capital raising or merger and acquisition transactions that are by their terms exercisable, convertible or exchangeable into or for Common Stock.

         (n) "Covered Employee" means any Participant designated prior to the grant of Restricted Stock, Performance Units or Performance Stock by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which such Restricted Stock, Performance Units or Performance Stock are taxable to such Participant.

         (o)      "Director" means a member of the Board.

         (p)      "Disabled" means a Participant who

                  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

                  (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

         (q) "Election Form" means the form under which a Participant elects to receive Stock granted under a Stock Unit Award upon the occurrence of certain events.

         (r) "Eligible Individual" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a Director of the Company or any of its Subsidiaries, or a consultant or service provider to the Company or any of its Subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries.

                  "Eligible Individual" also may include any other employee, consultant or service provider, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment.

         (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (t) "Fair Market Value" means the closing price of the Stock on a securities exchange, or if the Stock was not traded on an exchange, the average of the highest price and lowest price at which the Stock was traded, as reported on the


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                  Nasdaq National  Market,  on the relevant date, or on the most recent date on which the Stock was traded prior to such date.

         (u) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted to a Participant pursuant to Article 6 hereof, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

         (v) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted to a Participant pursuant to Article 6 hereof, which is not intended to be an Incentive Stock Option.

         (w) "Option" or "Options" means an Incentive Stock Option or a Nonqualified Stock Option.

         (x) "Option Agreement" means an Award Agreement evidencing an Option Award granted under Article 6 hereof.

         (y) "Outside Director" means any Director who qualifies as an "outside director" as that term is defined in Section 162(m) of the Code and the regulations issued thereunder.

         (z) "Participant" means an Eligible Individual who has been granted an Award under the Plan.

         (aa) "Performance Stock" means an Award, designated as performance stock, granted to a Participant pursuant to Article 9 hereof.

         (bb) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 hereof.

         (cc) "Period of Restriction" means the period during which the transfer of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 hereof.

         (dd)     "Person"  shall  have the  meaning  ascribed  to such  term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (ee) "Plan" means this Second Amended and Restated 1997 Long-Term Incentive Stock Plan of the Company, as herein described and as hereafter from time to time amended.

         (ff) "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.


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         (gg)     "Preferred   Stock"   means  the   class  A  9.5%   cumulative
                  convertible  preferred stock,  $.01 par value, in the Company,
                  and  the  class  B  9.5%  cumulative   convertible  non-voting
                  preferred stock, $.01 par value, in the Company.

         (hh) "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 hereof.

         (ii)     "Restricted   Stock   Agreement"   means  an  Award  Agreement
                  evidencing a Restricted Stock Award granted under Article 8 hereof.

         (jj)     "Stock" means the Common Stock.

         (kk) "Subsidiary" means any corporation of which more than 50% (by number of votes) of the combined voting power of outstanding securities is owned, directly or indirectly, by the Company.

         (ll) "Stock Unit" means a derivative interest in Stock granted to a Participant pursuant to Article 9 hereof which is credited to a bookkeeping account and paid out on a one-for-one basis in Stock.

         (mm) "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock Appreciation Right, granted to a Participant pursuant to Article 7 hereof.

         (nn) "Voting Securities" means Stock or securities of any class or classes of securities of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Directors.

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                           ARTICLE 3. ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Board or by a committee (the "Committee") consisting of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "Non-Employee Director" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission or Awards made under the Plan will be made in accordance with another available exception, including approval by the full Board of Directors or the stockholders. To the extent required to comply with Code Section 162(m), each member of the Committee also shall be an Outside Director.


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         3.2 Authority of the Committee.  Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a Performance Period (as defined herein) or the termination of any Period of Restriction or any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 hereof) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof , Section 9.6 hereof or Section 14.3 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

         3.3 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Eligible Individuals (including officers and Directors who are employees) as may be selected by it. The Committee shall select Participants from among those who they have identified as being Eligible Individuals.

         3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

         3.5 Delegation of Certain Responsibilities. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects officers of the Company or its Subsidiaries and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. The Board or the Committee may delegate to the Chief Executive Officer of the Company its authority under this
Article 3 to grant Awards to Eligible Individuals who are not Covered Employees or who are not officers or Directors of the Company or its Subsidiaries subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Board or the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Board or the Committee.

         3.6 Procedures of the Board or the Committee. All determinations of the Board or the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Board or the Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Board or the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Board or the Committee and filed with the minutes for proceedings of the Board or the Committee. Service on the Board or the Committee shall constitute service as a Director of the


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Company  so that  members of the Board or the  Committee  shall be  entitled  to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Board or the Committee to the same extent that they are entitled under the Company's charter and Maryland law for their services as Directors of the Company.

         3.7 Award Agreements. Each Award under the Plan shall be evidenced, as necessary, by an Award Agreement which shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Board or the Committee. Such terms and conditions need not be the same in all cases.

         3.8 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Exchange Act ("Rule 16b-3").

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

         4.1 Number of Shares of Stock. With respect to calendar year 1999, the maximum number of shares of Stock that may be made the subject of Awards granted under the Plan shall be equal to (i) ten percent (10%) of the number of shares of Stock that were outstanding on a fully diluted basis with respect to the shares of Stock underlying any outstanding Convertible Securities as of December 31, 1998 (rounded downward if necessary to eliminate fractional shares of stock), minus (ii) the number of shares of Stock remaining subject to or issued in respect of Awards which were granted prior to December 31, 1998, which maximum number shall be reduced by the number of shares of Stock remaining subject to or issued in respect of Awards which were granted prior to December 31, 1998 under the Amended and Restated Director Stock Plan and the number of shares of Stock made the subject of Awards under the Amended and Restated
Director Stock Plan during the 1999 calendar year. Thereafter, for any given calendar year, the maximum number of shares of Stock that may be made the subject of Awards granted under the Plan shall be equal to (i) ten percent (10%) of the number of shares of Stock that were outstanding on a fully diluted basis with respect to the shares of Stock underlying any outstanding Convertible Securities as of the end of the immediately preceding calendar year (rounded downward if necessary to eliminate fractional shares of stock), minus (ii) the number of shares of Stock remaining subject to or issued in respect of Awards which were granted under the Plan through the last day of the immediately preceding calendar year (the "Year End Date"), which maximum number shall be reduced by the number of shares of Stock remaining subject to or issued in respect of Awards which were granted through the Year End Date under the Amended and Restated Director Stock Plan and the number of shares of Stock made the subject of Awards under the Amended and Restated Director Stock Plan during the current calendar year. Notwithstanding the foregoing, (i) the maximum number of shares of Stock that may be the subject of Awards granted to any Eligible Individual during any calendar year may not exceed 333,334 shares of Stock, (ii) the maximum amount payable in cash to any Eligible Individual with respect to any Performance Period (as defined herein) pursuant to any Performance Unit or Performance Stock Award shall be $1,000,000 and (iii) the maximum number of shares of Stock covered by outstanding ISOs when combined with the number of shares of Stock issued pursuant to the exercise of ISOs granted under the Plan shall not exceed


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2,500,000 shares of Stock.  Upon a change in capitalization or authorized shares of stock (as described in Section 4.3 hereof) the maximum number of shares of Stock shall be adjusted in number and kind pursuant to Section 4.3 hereof. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Stock or out of the Stock held in the Company's treasury, or partly out of each, the number of shares of Stock as shall be determined by the Board. Upon the granting of an Award, the number of shares of Stock available under this
Section 4.1 for the granting of further Awards shall be reduced as follows:

         (a) In connection with the granting of an Award (other than the granting of a Performance Unit denominated in dollars), the number of shares of Stock shall be reduced by the number of shares of Stock in respect of which the Award is granted or denominated.

         (b) In connection with the granting of a Performance Unit denominated in dollars, the number of shares of Stock shall be reduced by an amount equal to the quotient of (a) the dollar amount in which the Performance Unit is denominated, divided by (b) the Fair Market Value of a share of Stock on the date the Performance Unit is granted.

         4.2 Lapsed Awards. If any Award (other than Restricted Stock) granted under this Plan terminates, expires, or lapses for any reason, any share of Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 hereof.

         4.3 Adjustments in Authorized Stock. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split-up, stock combination, or other change affecting the Company's Common Stock, such adjustment shall be made in the number and class of shares of Stock which may be delivered under the Plan, and in the number and class of and/or price of shares of Stock subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Stock, Performance Units and Stock Units granted under the Plan, as may be determined to be appropriate and equitable by the Board or the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares of Stock subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of
Section 424(h)(3) of the Code.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan include all employees of and consultants or service providers to the Company or any of its Subsidiaries who, in the opinion of the Board or the Committee, are Eligible Individuals. "Eligible Individuals" may include employees who are members of the Board, but may not include Directors who are not employees of the Company or any of its Subsidiaries.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Board or the Committee may from time to time select those Eligible Individuals to whom Awards shall be


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


granted and determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan even if previously granted an Award.

                            ARTICLE 6. STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Individuals at any time and from time to time as shall be determined by the Board or the Committee. The Board or the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of shares of Stock subject to Options granted to any Participant. The Board or the Committee may grant any type of Option that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs; provided, however, ISOs may only be granted to Eligible Individuals who are employees of the Company or a Subsidiary at the time of grant. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs.

         6.2 Limitation on Exercisability. The aggregate Fair Market Value (determined as of the date of grant) of the shares of Stock issuable pursuant to an ISO under this Plan and under any other plan of the Company, any parent corporation or any Subsidiary of the Company, which are exercisable for the first time by any employee during any calendar year, shall not exceed $100,000. Options for shares of Stock which are exercisable for the first time by any employee during any calendar year in excess of $100,000 shall be treated as NQSOs, in accordance with Section 422(d)(1) of the Code.

         6.3 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Board or the Committee shall determine. The Option Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Section 422 of the Code.

         6.4 Option Price. The purchase price per share of an Option shall be determined by the Board or the Committee but shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

         An Incentive Stock Option granted to an employee, who at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

         6.5 Duration of Options. Each Option shall expire at such time as the Board or the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no ISO granted to any individual who owns more than 10% of the Voting Securities of the Company shall be exercisable later than the fifth (5th) anniversary date of its grant.

         6.6 Exercise of Options. Subject to Section 3.8 hereof, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the

Board or the Committee shall in each instance approve, which need not be the same for all Participants.

         6.7 Payment. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares of Stock. The purchase price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering previously acquired Stock having a Fair Market Value at the time of exercise equal to the total purchase price, (c) by foregoing compensation under rules established by the Board or the Committee, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

         6.8 Restrictions on Stock Transferability. The Board or the Committee shall impose such restrictions on any Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any securities exchange upon which such Stock is then listed and under any applicable blue sky or state securities laws.

         6.9 Termination of Employment or Service Due to Death,  Disability,  or
Retirement. In the event the employment or service of a Participant is terminated by reason of death, the Participant's outstanding Options may be exercised by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof, or by will or by the laws of descent and distribution, at any time prior to the expiration date of the Options or within one (1) year after such date of termination of employment or service, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination. In the event the employment of a Participant is terminated by reason of becoming Disabled, the Participant's outstanding Options may be exercised at any time prior to the expiration date of the Options or within one (1) year after such date of termination of employment or service, whichever period is shorter but only to the extent that the Participant was entitled to exercise the Options on the date of his termination. In the event the employment or service of a Participant who is an employee is terminated by reason of retirement, the Participant's outstanding Options may be exercised (subject to Section 3.8 hereof) at any time prior to the expiration date of the Options or within ninety
(90) days after such date of termination of employment or service, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options on the date of his termination. In its sole discretion, the Company may extend the ninety (90) days to up to one (1) year, but in no event beyond the expiration date of the Option. In the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the time period prescribed by Section 422 of the Code after termination of employment for death, becoming Disabled, or retirement.

         6.10 Termination of Employment or Service for Other Reasons. If the employment or service of a Participant shall terminate for any reason other than death, becoming Disabled, retirement (in the case of an employee) or for Cause, the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within the ninety (90) days after the date of his termination, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment or service. In its sole discretion, the Company may extend the ninety (90) days to up to one (1) year, but in no event beyond the expiration date of the Option.

         If the employment or service of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

         6.11 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

         7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Board or the Committee, in any of the following forms:

         (a)      In tandem with Options;

         (b)      In addition to Options;

         (c)      Independent of Options; or

         (d)      In any combination of (a), (b), or (c).

The Board or the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of shares of Stock subject to SARs granted to any Participant.

         7.2 Exercise of SARs in Tandem with Options. SARs granted in tandem with Options may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of shares of Stock. SARs may be exercised only with respect to the Stock for which its related Option is then exercisable. Stock with respect to which SARs shall have been exercised may not be subject again to an Award under the Plan.

         Notwithstanding any other provision of the Plan to the contrary, with respect to an SAR granted in lieu of an Incentive Stock Option, (i) the SAR will expire no later than the expiration of the underlying Incentive Stock Option;
(ii) the SAR amount may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised; and (iii) the SAR may be exercised only when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

         7.3 Exercise of SARs in Addition to Options. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

         7.4 Exercise of SARs Independent of Options. Subject to Sections 3.8 and 7.5 hereof, SARs granted independently of Options may be exercised upon whatever  terms  and  conditions  the  Board  or  the  Committee,  in  its  sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

         7.5 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a share of Stock on the date of exercise over the price fixed by the Board or the Committee at the date of grant (which price shall not be less than one hundred percent (100%) of the market price of a share of Stock on the date of grant) (the "Exercise Price"); by

         (b) The number of shares of Stock with respect to which the SAR is exercised.

        Notwithstanding the foregoing, the holder's right to receive payment hereunder shall be subject to any payment or other restrictions that the Committee may impose in its discretion in the SAR grant, including restrictions intended to conform the SARs with any applicable provisions of Section 409A of the Code

         7.6 Form and Timing of Payment. Payment to a Participant, upon SAR exercise, will be made in cash or Stock, at the discretion of the Board or the Committee, within ten (10) calendar days of the exercise.

         7.7 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten (10) years.

         7.8 Termination of Employment or Service. In the event the employment or service of a Participant is terminated by reason of death, becoming Disabled, retirement (in the case of an employee), for Cause, or any other reason, the exercisability of any outstanding SAR granted in tandem with or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 hereof. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

         7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                          ARTICLE 8. RESTRICTED STOCK

         8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Board or the Committee, at any time and from time to time, may grant Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. In the case of Covered Employees, the Board or the Committee may condition the vesting or lapse of the Period of Restriction established pursuant to Section 8.4 hereof upon the attainment of one or more of the Performance Goals (as defined below) utilized for purposes of Performance Units and Performance Stock pursuant to Article 9 hereof.

         8.2 Restricted Stock Agreement. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of shares of Restricted Stock granted, and such other provisions as the Board or the Committee shall determine.

         8.3 Transferability. Except as provided in this Article 8 or in Section
3.8 hereof, the Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Board or the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any Performance Goals) as specified by the Board or the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

         8.4 Other Restrictions. The Board or the Committee shall impose such other restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Board or the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

         8.5  Certificate   Legend.   In  addition  to  any  legends  placed  on
certificates pursuant to Section 8.4 hereof, each certificate representing Restricted Stock granted pursuant to the Plan shall bear the following legend:

         "The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Second Amended and Restated 1997 Long-Term Incentive Stock Plan of Capital Trust, Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Agreement dated . A copy of the Plan, such rules and procedures and such Restricted Stock Agreement may be obtained from the Secretary of Capital Trust, Inc."

         8.6 Removal of Restrictions. Except as otherwise provided in this Article and subject to applicable securities laws and restrictions imposed pursuant thereto, Restricted Stock shall become transferable by the Participant after the last day of the Period of Restriction. Once the Stock is released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 hereof removed from his Stock certificate.

         8.7 Voting Rights. During the Period of Restriction, Participants holding Restricted Stock granted hereunder may exercise full voting rights with respect to such Stock.

         8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to such Stock while they are so held. If any such dividends or distributions are paid in Stock, the Stock shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were paid.

         8.9 Termination of Employment or Service. In the event that a Participant terminates his employment or service with the Company or any of its Subsidiaries for any reason or is terminated for Cause during the Period of Restriction, then any Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of an involuntary termination of the employment or service of a Participant by the Company or any of its Subsidiaries other than for Cause, the Board or the Committee, in its sole discretion (subject to Section 3.8 hereof), may waive the automatic forfeiture of any or all such Stock and may add such new restrictions to such Restricted Stock as it deems appropriate.

        ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE STOCK AND STOCK UNITS

         9.1 Grant of Performance Units, Performance Stock or Stock Units. Subject to the terms and provisions of the Plan, Performance Units, Performance Stock or Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Board or the Committee. The Board or the Committee shall have complete discretion in determining the number of Performance Units, Performance Stock or Stock Units granted to each Participant.

         9.2 Value of Performance Units and Performance Stock. The Board or the Committee shall set certain periods to be determined in advance by the Board or the Committee (the "Performance Periods"). Prior to each grant of Performance Units or Performance Stock, the Board or the Committee shall establish an initial value for each Performance Unit and an initial number of shares of Stock for each share of Performance Stock granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Stock, the Board or the Committee also shall set the performance goals (the "Performance Goals") that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of shares of Stock for the Performance Stock awarded for such Performance Period. These goals will be based on the attainment, by the Company or its Subsidiaries, of certain objective or subjective performance measures, which shall include one or more of the following: total stockholder return, return on equity, return on capital, asset growth, earnings per share, market price, stock price, revenues, costs, net income, cash flow and retained earnings. Such Performance Goals also may be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries under one or more measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Board or the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of shares of Performance Stock awarded. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and shall be set by the

Board or the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

         9.3 Payment of Performance Units and Performance Stock. After a Performance Period has ended, the holder of a Performance Unit or Performance Stock shall be entitled to receive the value thereof as determined by the Board or the Committee. The Board or the Committee shall make this determination by first determining the extent to which the Performance Goals set pursuant to
Section 9.2 hereof have been met. It will then determine the applicable percentage (which may exceed one hundred percent (100%)) to be applied to, and will apply such percentage to, the value of Performance Units or number of shares of Performance Stock to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Stock granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Board or the Committee that the applicable Performance Goal or Goals have been satisfied to a particular extent.

         9.4 Value of Stock Units. Subject to the terms and provisions of the Plan, Stock Units may be granted to Participants at any time and from time to time on such terms as shall be determined by the Board or the Committee. The Board or the Committee shall have complete discretion in determining the number of Stock Units granted to each Participant. Subject to Section 14.3 hereof, Stock Units shall be payable in Stock upon the occurrence of certain trigger events set forth on the Participant's Election Form in his or her complete discretion (the "Trigger Events"). The terms and conditions of the Trigger Events may vary by Stock Unit Award, by Participant, or both. The Election Form shall be filed with the Secretary of the Company prior to the date on which any Stock Unit Award is made. Such election will be irrevocable as to any Stock Unit Award made after delivery of the Election Form to the Company, and it shall continue in effect until revoked, increased or decreased prospectively by Participant prior to the grant of any future Stock Unit Award for which the change is effective.

         9.5 Accounting for Stock Units. The Participant's Stock Unit Award shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that Participant (the "Stock Unit Account"). Each Stock Unit is credited as a Stock equivalent on the date so credited. Additional Stock equivalents may be added to the Stock Unit Account equal to the amount of Stock that could be purchased with dividends equal to that paid on one share of Stock, multiplied by the number of Stock equivalents then existing in the Stock Unit Account, based on the Fair Market Value of the Stock on the date a dividend is paid. Because the Trigger Events of each Stock Unit Award may differ, the Company shall establish a separate Stock Unit Account for each separate Stock Unit Award. Upon the occurrence of particular Trigger Events, the holder of a Stock Unit Award shall be entitled to receive a number of shares of Stock which corresponds to the number of Stock Units granted as part of the initial Stock
Unit Award, as such amount may have been increased to reflect dividends paid with respect thereto. Because the payout of Stock Unit Awards is not based on objective performance goals, such award will not constitute "performance-based" compensation within the meaning of Section 162(m)(4)(C) of the Code and, as such, will count toward the annual $1,000,000 deduction limit.

         9.6 Board or Committee Discretion to Adjust Awards.  Subject to Section
3.2 hereof regarding Awards to Covered Employees, the Board or the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit Award, Performance

Stock Award or Stock Unit Award, at any time or from time to time, including but not limited to the Performance Goals.

         9.7 Form of Payment. The value of a Performance Unit or a share of Performance Stock may be paid in cash, Stock or a combination thereof as determined by the Board or the Committee. In the case of Stock Units, payment shall be made in Stock. Payment may be made in a lump sum or installments as prescribed by the Board or the Committee. Subject to Section 14.3 hereof, if any payment is to be made on a deferred basis, the Board or the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

         9.8 Termination of Employment or Service Due to Death, Disability, or Retirement. In the case of death, becoming Disabled, or retirement (in the case of a Participant who is an employee) (retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may
be), the holder of a Performance Unit or Performance Stock shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period and on the percentage of the Performance Goals achieved through the date of termination, as computed by the Board or the Committee. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period. In the case of Stock Units, all such Stock Units held, to the extent vested at the date of such Participant's termination of employment or service, will be paid as set forth in the Participant's Election Form.

         9.9 Termination of Employment or Service for Other Reasons. In the event that a Participant terminates employment or service with the Company or any of its Subsidiaries for any reason other than death, becoming Disabled, or retirement, all Performance Units and Performance Stock shall be forfeited; provided, however, that in the event of an involuntary termination of the employment or service of the Participant by the Company or any of its Subsidiaries other than for Cause, the Board or the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis. In the case of termination other than for Cause, all Stock Units held, to the extent vested at the date of such Participant's termination of employment or service, will be paid as set forth in the Participant's Election Form. However, in the event of termination for Cause, all Stock Units held will be forfeited.

         9.10 Nontransferability. No Performance Units, Performance Stock or Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period or, in the case of Stock Units, vesting and payment. All rights with respect to Performance Units, Performance Stock and Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 10. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board or the Committee, and will be effective only when filed by the Participant in writing with the Board or the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                        ARTICLE 11. RIGHTS OF EMPLOYEES

         11.1 Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any of its Subsidiaries.

         11.2 Participation. No individual shall have the right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

         11.3 No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board or the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

         11.4 No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable Subsidiary shall be sufficient to pay any benefit to any person.

                         ARTICLE 12. CHANGE IN CONTROL

         12.1 Stock-Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock-based Awards granted under this Plan shall immediately vest one hundred percent (100%) in each Participant (subject to Section 3.8 hereof), including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Stock Units.

         12.2 Performance-Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all performance-based Awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Stock. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Board


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or the Committee,  to which Performance  Goals,  established for the Performance
Period then in progress have been met up through and including the effective date of the Change in Control or (ii) one hundred percent (100%) of the value on the date of grant of the Performance Units or number of shares of Performance Stock.

         12.3 Pooling Transactions. Notwithstanding anything contained in the Plan or any agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Board or the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) subject to Section 14.3 hereof, deferring the vesting, exercise, payment or settlement with respect to any Award, (b) providing that the payment or settlement in respect of any Award be made in the form of cash, Stock or securities of a successor or acquired of the Company, or a combination of the foregoing and (c) providing for the extension of the term of any Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Award.

              ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION

         13.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan, subject to the approval of the stockholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any securities exchange or system on which the Stock is then listed or reported or by any regulatory body having jurisdiction with respect hereto.

         13.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof, Section 9.6 hereof or Section 14.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                       ARTICLE 14. TAXES AND WITHHOLDING

         14.1 Tax Withholding. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

         14.2 Stock Delivery or Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, Participants may elect, subject to the approval of the Board or the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company previously acquired Stock or by having the Company withhold Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 14.1 hereof. The value of the Stock to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in


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


writing, signed by the Participant on forms approved by the Board or the Committee in advance of the day that the transaction becomes taxable.

         Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

         14.3 Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred or that vests after December 31, 2004,
(ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate
Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C) of the Code. The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

                   ARTICLE 15. EFFECT OF CERTAIN TRANSACTIONS

         Effect of Certain Transactions. Subject to Section 12 hereof, or as otherwise provided in an agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger, consolidation or combination of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Participant shall be entitled to receive in respect of each share of Stock subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of Stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock; provided, however, that such Stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

                        ARTICLE 16. REQUIREMENTS OF LAW

         16.1 Requirements of Law. The granting of Awards and the issuance of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

         16.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.


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Effective  Date of this Second  Amended and Restated  1997  Long-Term  Incentive
Stock Plan: December 31, 2004